Exhibit 10.13
ASSUMPTION AND JOINDER AGREEMENT
This ASSUMPTION AND JOINDER AGREEMENT, dated as of January 21, 2014 (this "Joinder Agreement"), is made by KBS TYSONS DULLES PLAZA, LLC, a Delaware limited liability company (the "Additional Borrower"), the Other Additional Borrower referred to below, each of the other Borrowers party to the Loan Agreement referred to below, U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below ("Agent"), and the Lenders described below.
RECITALS
A.    Reference is made to that certain Loan Agreement dated as of December 13, 2013 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among KBS ADP PLAZA, LLC, a Delaware limited liability company, KBS CITY GATE PLAZA, LLC, a Delaware limited liability company, KBS GREAT OAKS, LLC, a Delaware limited liability company, KBS MERIDIAN TOWER, LLC, a Delaware limited liability company, KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC, a Delaware limited liability company, KBS NORTH CREEK, LLC, a Delaware limited liability company, KBS RIVERTECH, LLC, a Delaware limited liability company, KBS RIVERVIEW BUSINESS CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL PARKWAY CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL RIDGE, LLC, a Delaware limited liability company, KBS SABAL VI, LLC, a Delaware limited liability company, KBS UNIVERSITY PARK, LLC, a Delaware limited liability company, and KBS WOODFIELD PRESERVE, LLC, a Delaware limited liability company, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.    The Additional Borrower is a New Borrower which is owned, directly or indirectly, by Guarantor.
C.    Pursuant to Section 7.21 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Property") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Property. The legal description of the Additional Property attached as Exhibit A hereto is hereby added to Exhibit C of the Loan Agreement. The Additional Property Improvements (the "KBS Tysons Dulles Plaza Improvements") are described in Exhibit B attached hereto and incorporated herein, and are by this reference added to Exhibit B of the Loan Agreement. Loan proceeds in the amount of (i) $0 are being disbursed from the Tysons Dulles Plaza Holdback and (ii) $2,500,000.00 are being disbursed from the 825 University Holdback (collectively, the "Initial Holdback Disbursement") in connection with adding the Additional Property and the Other Additional

Property (as defined below) as collateral for the Loan. In accordance with Section 1.1 of the Loan Agreement, following the disbursement of the Initial Holdback Disbursement, amounts remaining in the 825 University Holdback and all amounts in the Tysons Dulles Plaza Holdback shall be released and available for disbursement, subject to the terms and conditions of the Loan Agreement. The U.S. EIN of Additional Borrower is 26-2514787.
D.    Concurrently with the execution of this Joinder Agreement, KBS 825 UNIVERSITY AVENUE, LLC, a Delaware limited liability company (the "Other Additional Borrower") is executing an Assumption and Joinder Agreement to include certain real property owned by the Other Additional Borrower (the "Other Additional Property") in the Borrowing Base Value and Borrowing Base Amount as an "Additional Property" (as such term is defined in the Loan Agreement).
E.    The Committed Amount of the Loan is currently $250,000,000.00 (as amended, the "Loan") as evidenced, in part, by the Loan Agreement and the "Notes" as defined and described in the Loan Agreement. Upon the effective date of this Joinder Agreement (and prior to the disbursement of any portion of the Committed Amount in connection with adding the Additional Property or the Other Additional Property as collateral for the Loan), the outstanding principal balance of the Loan is $185,000,000.00.
F    As one of the conditions to the admission of the Additional Property as an "Additional Property" under the Loan Agreement, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, the Other Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:
1.Joinder as Borrower; Additional Property as a Property. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Environmental Indemnity, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Environmental Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity. The Additional Borrower hereby agrees (i) that the Additional Property shall constitute a Property for all purposes under the Loan Agreement, Environmental Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Deed of Trust.
2.    Consent And Acceptance. Existing Borrowers, Other Additional Borrower, Agent, Lenders and Guarantor (by its signature to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Property shall be a "Property," for all purposes of the Loan Agreement, the

Notes, the Fee Letter and the Environmental Indemnity and each of the other Loan Documents, including for purposes of the indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement and the Other Additional Borrower upon execution of the Other Joinder Agreement) under the Environmental Indemnity.
3.    Ownership of Additional Borrower. The Additional Borrower, the Other Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by Properties REIT.
4.    Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Property and to execute, deliver and perform this Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Property it owns is located, if different.
5.    No Default; Compliance with Loan Agreement. The Additional Borrower, the Other Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:
(a)    Additional Borrower owns fee title to the Additional Property, does not own any other property other than the Additional Property, and has satisfied the other requirements set forth in Section 7.21(b) of the Loan Agreement.
(b)    To the best of Additional Borrower's knowledge, the Additional Property is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by dated as of October 29, 2013 prepared by Global Realty Services Group (Project No. 13-16783.2), in the form disclosed to Agent as of the date of the recordation of a Deed of Trust against the Additional Property.
(c)    The Additional Property and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances (as defined in the Loan Agreement) or except as otherwise agreed by Agent in writing. For purposes of clarification, the Deed of Trust to be recorded against the Additional Property shall be a "Deed of Trust" as defined in the Loan Agreement and the title policy insuring Agent's and the Lenders' lien under such Deed of Trust shall be a "Title Policy" as defined in the Loan Agreement. Exhibit D to the Loan Agreement is hereby deemed to include reference to such Title Policy and Deed of Trust.
(d)    Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)    No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)    Additional Borrower has been afforded the opportunity to carefully read this Agreement, the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity (as such documents have been amended), and to review such documents with an attorney of Additional Borrower's choice before signing this Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity before signing this Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.
6.    Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.
7.    Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
8.    Limited Recourse Provision. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety and KBS REIT ACQUISITION XXXIII, LLC shall be deemed to be a specifically referenced entity therein.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.
ADDITIONAL BORROWER:

KBS TYSONS DULLES PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

OTHER ADDITIONAL BORROWER:

KBS 825 UNIVERSITY AVENUE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

EXISTING BORROWERS:
KBS UNIVERSITY PARK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ADP PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS CITY GATE PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS GREAT OAKS, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS MERIDIAN TOWER, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS NORTH CREEK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXIX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS RIVERTECH, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ROYAL PARKWAY CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ROYAL RIDGE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS SABAL VI, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS WOODFIELD PRESERVE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

AGENT:
US BANK NATIONAL ASSOCIATION,
a national banking association, as Agent

By:	/s/ Adrian B. Montero

Name:	Adrian B. Montero

Title:	Senior Vice President

LENDER(S):
US BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Adrian B. Montero

Name:	Adrian B. Montero

Title:	Senior Vice President

BANK OF AMERICA , N.A.,
a national banking association

By:	/s/ Kevin McLain

Name:	Kevin McLain

Title:	S.V.P

CONSENT OF GUARANTOR:

KBS REIT Properties, LLC, a Delaware limited liability company ("Guarantor") hereby (i) consents to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirms the full force and effectiveness of that certain Repayment Guaranty dated as of December 13, 2013, executed by Guarantor in favor of Agent, as it has been amended.
KBS REIT PROPERTIES, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

C-1

EXHIBIT A
Legal Description of Additional Property
(Tysons Dulles Plaza)
That certain real property located in the City of McLean, County of Fairfax, Commonwealth of Virginia and more particularly described as follows:
All those certain pieces or parcels of land, together with the improvements thereon and appurtenances thereunto belonging, lying, situate and being in Fairfax County, Virginia, being more particularly described as follows:
PARCEL I (RESIDUE PARCEL “C” AND OUTLOT “C”):
Residue of Parcel "C" containing 4.03211 acres, more or less, as the same is shown on a plat attached to the Deed of Vacation, Resubdivision and Dedication recorded in Deed Book 6715 at page 1633, among the land records of Fairfax County, Virginia, being described by metes and bounds as follows:
Beginning at a point on the northwesterly right-of-way line of Spring Hill Road (State Route 684) at it’s intersection with the northerly right-of-way line of Tyco Road (State Route 3888), marking the southwesterly corner of Residue Parcel “A”, Springhill Dulles General Partnership; thence with the northerly right-of-way line of Tyco Road the following courses: with a curve to the right, whose radius is 27.00 feet and whose chord is S67°10’37”W, 29.98 feet, an arc distance of 31.79 feet; N79°32’49”W, 222.49 feet; N67°57’32”W, 51.98 feet and with a curve to the left, whose radius is 3546.00 feet, and whose chord is N83°58’22”W, 279.16 feet, an arc distance of 279.24 feet to a point on the southeasterly line of VEPCO; thence with the southeasterly line of VEPCO N34°35’06”E, 283.47 feet to a point marking the easternmost corner of VEPCO and a corner of Residue Parcel “D”, Springhill Dulles Limited Partnership; thence with the easterly lines of the said Parcel ”D” the following courses: N52°36’17”E, 12.98 feet; N63°32’51”E, 184.08 feet; N26°27’09”W, 68.83 feet; N18°32’51”E, 49.38 feet; N63°32’51”E, 46.08 feet; N18°32’51”E, 14.14 feet; N26°27’09”W, 98.08 feet and N63°32’51”E, 36.92 feet to a point on the westerly line of the said Residue Parcel “A”; thence with the westerly lines of the said Parcel “A” the following courses: S26°27’09”E, 544.49 feet; S63°32’51”W, 95.00 feet and S26°27’09”E, 131.41 feet to the point of beginning, containing 175,638 square feet or 4.03211 acres of land.
TOGETHER WITH AND SUBJECT TO the easements, rights of way, permissions, restrictions, covenants, conditions, agreements and provisions contained in the Reciprocal Easement and Joint Development Agreement recorded in Deed Book 6111 at page 1747, as amended by instrument dated January 8, 1988, recorded in Deed Book 7237 at page 1266, among the aforesaid land records.
And
Outlot "C" containing 270 square feet of land, more or less, as the same is shown on a plat attached to the Deed of Dedication, Deed of Easement, Deed of Vacation and Release recorded in Deed Book 6399 at page 815, among the land records of Fairfax County, Virginia, and more particularly described by metes and bounds as follows:
Beginning at a point on the southerly line of Tyco Road (State Route 3888) marking the northwesterly corner of Threebuild, Inc. Condominium; thence with the westerly line of Threebuild, Inc. CondominiumS34°41’00”W, 10.68 feet to a point marking the northeasterly corner of Parcel B-1A, Victor F. Rinaldi, et al; thence with the northerly lines of the said Rinaldi S85°42’46”W, 27.03 feet and N20°18’45”E, 11.58 feet to a point on the aforementioned southerly line of Tyco Road; thence with Tyco Road S89°53’59”E, 29.02 feet to the point of beginning, containing 270 square feet or 0.00620 acres of land..
Tax Map Numbers: 029-1-01-0067C (Outlot “C”) and 029-1-01-0068 (Residue Parcel “C”)
PARCEL II (RESIDUE PARCEL “A”):
Residue Parcel "A", Division of the land of Tysons Dulles General Partnership as dedicated, platted and recorded in Deed Book 6111, page 1734:
LESS AND EXCEPT that portion of the above described parcel dedicated to public street purposes by Deed of Dedication, Deed of Easement, Deed of Vacation and Release recorded in Deed Book 6399 at page 815.
TOGETHER WITH AND SUBJECT TO the easements, rights of way, permissions, restrictions, covenants, conditions, agreements and provisions contained in the Reciprocal Easement and Joint Development Agreement recorded in Deed Book 6111 at page 1747, as amended by instrument dated January 8, 1988, recorded in Deed Book 7237 at page 1266, as recorded among the aforesaid land records.
Said Property is also described by metes and bounds as follows:
Beginning at a point marking the intersection of the Southerly R/W line of the Dulles Airport Toll Road with the Westerly R/W line of Spring Hill Road (Route #684): thence with the said R/W line of Spring Hill Road the following courses: S 08 degrees 58' 53" E, 207.01 feet; with a curve to the right whose radius is 52.00 feet (and whose chord is S 36 degrees 59' 20" W, 74.77 feet) an arc distance of 83.44 feet; S 82 degrees 57' 32" W, 4.35 feet; with a curve to the left whose radius is 456.86 feet (and whose curve is S 72 degrees 27' 12" W, 166.60 feet) an arc distance of 167.54 feet; with a curve to the left whose radius is 257.86 feet (and whose chord is S 63 degrees 18' 58" W, 20.67 feet) an arc distance of 20.68 feet; S 85 degrees 15' 24" W, 53.90 feet; S 16 degrees 37' 05" W, 48.20 feet; with a curve to the left whose radius is 432.00 feet (and whose chord is S 40 degrees 53' 25" W, 109.53 feet) an arc distance of 109.82 feet; S 56 degrees 23' 34" E, 12.00 feet; with a curve to the left whose radius is 420.00 feet (and whose chord is S 29 degrees 17' 18" W, 63.26 feet) an arc distance of 63.32 feet and with a curve to the right whose radius is 27.00 feet (and whose chord is S 29 degrees 12' 27" W, 3.99 feet) an arc distance of 4.00 feet to a point on an Easterly line of Parcel "C", Springhill Dulles Limited Partnership; thence departing from the road and running with the Easterly lines of the said Parcel "C" the following courses: N

26 degrees 27' 09" W, 131.41 feet; N 63 degrees 32' 51" E, 95.00 feet and N 26 degrees 27' 09" W, 663.50 feet to a point on the aforementioned Southerly R/W line of Dulles Airport Toll Road; thence with the Southerly R/W line of Dulles Airport Toll Road the following courses: S 72 degrees 52' 44" E, 134.92 feet; S 71 degrees 27' 09" E, 424.05 feet and S 59 degrees 09' 38" E, 110.05 feet to the point of beginning, containing 4.99394 acres of land, more or less.
Tax Map Number: 029-1-01-0067A
PARCEL III (RESIDUE PARCEL “D”):
Residue of Parcel "D", containing 5.64022 acres, more or less, as shown on Deed of Vacation, Resubdivision and Dedication recorded in Deed Book 6715 at page 1633, among the land records of Fairfax County, Virginia. Said property was originally dedicated as Parcel B in Deed Book 6111 at page 1734, among the said land records. Being more particularly described by metes and bounds as follows:
Beginning at a point on the northerly right of way line of Tyco Road (Route #3888) marking the southeasterly corner of Tyco Park; thence departing from the road and running with the easterly lines of Tyco Park the following courses: N 20 degrees 18' 45" E, 599.28 feet, N 84 degrees 37' 45" E, 218.69 feet, and N 34 degrees 42' 18" E, 194.24 feet to a point on the southerly right of way line of Dulles Access and Toll Road (Rt. 267); thence with the southerly right of way line of Dulles Access and Toll Road, S 79 degrees 42' 21" E 180.33 feet and S 72 degrees 52' 44" E, 80.28 feet to a point marking the northwesterly corner of Residue Parcel “A”, Tysons Dulles Associates Limited Partnership; thence with the westerly line of said Parcel “A”, S 26 degrees 27' 09" E, 119.01 feet to a point marking the most northerly corner of Residue Parcel “C”, Springhill Dulles Limited Partnership; thence with the northerly and the westerly line of said Parcel “C” the following courses: S 63 degrees 32' 51" W, 36.92 feet, S 26 degrees 27' 09" E, 98.08 feet, S 18 degrees 32' 51" W, 14.14 feet, S 63 degrees 32' 51" W, 46.08 feet; S 18 degrees 32' 51" W, 49.38 feet, S 26 degrees 27' 09" E, 68.83 feet, S 63 degrees 32' 51" W, 184.08 feet, and S 52 degrees 36' 17" W, 12.98 feet to a point marking the most easterly corner of a VEPCO property; thence with the boundary line of the VEPCO property the following courses: N 55 degrees 24' 54" W, 354.87 feet, S 34 degrees 41' 00" W, 399.63 feet, S 00 degrees 09' 50" E, 57.32 feet, and S 23 degrees 57' 02" E, 63.71 feet to a point on the aforementioned northerly right of way line of Tyco Road; thence with the northerly right of way line of Tyco Road the following courses: S 89 degrees 48' 42" W, 106.23 feet, S 89 degrees 33' 23" W, 25.71 feet, and S 89 degrees 53' 59" W, 22.75 feet to the point of beginning, containing 5.64022 acres of land, more or less.
TOGETHER WITH AND SUBJECT TO the easements, rights of way, permissions, restrictions, covenants, conditions, agreements and provisions contained in the Reciprocal Easement and Joint Development Agreement recorded in Deed Book 6111 at page 1747, as amended by instrument dated January 8, 1988, recorded in Deed Book 7237 at page 1266, among the aforesaid land records.
Tax Map Number: 029-1-01-0069

EXHIBIT B
Description of KBS Tysons Dulles Plaza Improvements
The KBS Tysons Dulles Plaza Improvements include an office building containing approximately 487,775 rentable square feet.

B-1